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                              SEVENTH AMENDMENT TO

                          AAR CORP. STOCK BENEFIT PLAN





         WHEREAS, AAR CORP. (the "Company") adopted the AAR CORP. Stock Benefit Plan (the "Plan") on July 16, 1992, amended the Plan by a First Amendment dated July 29, 1996, a Second Amendment dated January 2, 1997, a Third Amendment dated May 6, 1997, a Fourth Amendment dated March 20, 1998, a Fifth Amendment dated July 14, 1998, and a Sixth Amendment dated December 16, 1999, and reserved the right to further amend the Plan; and

         WHEREAS, the Company deems it appropriate to further amend the Plan as described below, effective October 11, 2000, and such amendment was duly adopted by the Board of Directors through its Compensation Committee at its October 11, 2000 meeting, subject to shareholder approval of the amendment at the next shareholder annual meeting.

         NOW, THEREFORE, the Plan is hereby amended as follows, effective October 11, 2000; provided, however, that if this amendment does not receive shareholder approval at the 2001 annual meeting of shareholders, then this amendment shall be null and void ab initio:

         Section 4.3 is amended to read as follows:

                  "4.3 The total number of shares with respect to which options may be granted under the Plan to any Grantee during any calendar year shall not exceed the number of shares available for issue under the Plan at the time of grant."

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         This Seventh Amendment has been executed by the Company, by its duly authorized officer, effective the 11th day of October, 2000, and attested by its Secretary.

                                    AAR CORP.





                                    By /s/ David P. Storch
                                      -------------------------
                                       David P. Storch
                                       President and Chief Executive Officer

ATTEST:




/s/ Howard A. Pulsifer
--------------------------------
Howard A. Pulsifer, Secretary



SEAL

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